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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) November 6, 2000


                             ----------------------


                         OCEANEERING INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



           Delaware                       1-10945               95-2628227
(State or other jurisdiction of       (Commission File         (IRS Employer
        incorporation)                     Number)          Identification No.)


          11911 FM 529, Houston, TX                            77041
   (Address of principal executive offices)                 (Zip Code)




        Registrant's telephone number, including area code (713) 329-4500




                                       N/A
          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         As previously publicly disclosed on November 6, 2000, we changed our fiscal year-end from March 31 to December 31. We filed our Report on Form 10-K with the Securities and Exchange Commission on March 29, 2001 for the transition nine-month period ended December 31, 2000.

         As a result of our change in fiscal year, we are holding this year's Annual Meeting of Stockholders earlier than in the past. This meeting will be held on Friday, May 18, 2001 at 8:30 a.m., in the Atrium of our Corporate offices at 11911 FM 529, Houston, Texas 77041-3011.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANEERING INTERNATIONAL, INC.



By: /s/ JOHN L. ZACHARY                                      Date: April 3, 2001
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   John L. Zachary, Controller and
   Principal Accounting Officer